INCOME TAXES	12 Months Ended
Dec. 31, 2012
INCOME TAXES

11. INCOME TAXES

[a]	The provision for income taxes differs from the expense that would be obtained by applying the Canadian statutory income tax rate as a result of the following:

	2012	2011	2010

Canadian statutory income tax rate	26.5%	28.3%	31.0%
Manufacturing and processing profits deduction	(0.7)	(0.8)	(0.6)
Foreign rate differentials	(1.5)	(2.0)	(4.2)
Losses not benefited	5.8	11.4	3.3
Utilization of losses previously not benefited	(0.3)	(10.2)	(9.4)
Earnings of equity accounted investees	(1.2)	(1.6)	(2.2)
Investment tax credits	(2.3)	(1.6)	(1.3)
Valuation allowance on deferred tax assets [i]	(5.0)	(6.5)	(0.3)
Re-measurement gains	(1.1)	—	—
Other	(1.7)	(0.4)	(0.1)

Effective income tax rate	18.5%	16.6%	16.2%

[i]	Accounting standards require that the Company assess whether valuation allowances should be established or maintained against its deferred tax assets, based on consideration of all available evidence, using a more-likely-than-not recognition threshold. The factors the Company uses to assess the likelihood of realization are its history of losses, forecasts of future pre-tax income and tax planning strategies that could be implemented to realize the deferred tax assets.

For the year ended December 31, 2012

The Company had valuation allowances against its deferred tax assets in the United Kingdom and Germany. These valuation allowances were required based on historical losses and uncertainty as to the timing of when the Company would be able to generate the necessary level of earnings to recover these deferred tax assets. Over the past few years, certain divisions in the United Kingdom have delivered sustained profits. Based on financial forecasts and continued anticipated growth, the Company released a portion of the valuation allowance set up against its deferred tax assets in the United Kingdom. The BDW and ixetic acquisitions in 2012 have allowed the Company to release a portion of the valuation allowance set up against its German deferred tax assets, during the fourth quarter of 2012. Additionally, during the fourth quarter of 2012, the Company has released a portion of its valuation allowances in Mexico and China, which were partially offset by a new valuation allowance against all of its deferred tax assets in Brazil. The net effect of all of these valuation allowance releases is $89 million.

For the year ended December 31, 2011

The Company had valuation allowances against all of its deferred tax assets in the United States. The U.S. valuation allowances were required based on historical losses and uncertainty as to the timing of when the Company would be able to generate the necessary level of earnings to recover these deferred tax assets. During 2010 and 2011, the Company’s United States operations delivered sustained profits. Based on financial forecasts and the continued anticipated growth for the U.S. market, the Company released $78 million of the U.S. valuation allowances in the fourth quarter of 2011. As at December 31, 2012, the Company has remaining U.S. valuation allowances of $94 million, relating to deferred tax assets with restrictions on their usability.

[b]	The details of income before income taxes by jurisdiction are as follows:

	2012	2011	2010

Canadian	$996	$710	$497
Foreign	754	507	700

	$1,750	$1,217	$1,197

[c]	The details of the income tax provision (recovery) are as follows:

	2012	2011	2010

Current
Canadian	$170	$115	$73
Foreign	200	163	138

	370	278	211

Deferred
Canadian	(6)	7	11
Foreign	(40)	(83)	(28)

	(46)	(76)	(17)

	$324	$202	$194

[d]	Deferred income taxes have been provided on temporary differences, which consist of the following:

	2012	2011	2010

Tax depreciation greater (less) than book depreciation	$13	$51	$(13)
Book amortization less than (in excess of) tax amortization	16	—	(20)
Liabilities currently not deductible for tax	(29)	(28)	(27)
Net tax losses (benefited) utilized	(11)	(37)	48
Change in valuation allowance on deferred tax assets	(89)	(78)	(3)
Net tax credits utilized	53	24	—
Other	1	(8)	(2)

	$(46)	$(76)	$(17)

[e]	Deferred tax assets and liabilities consist of the following temporary differences:

	2012	2011

Assets
Tax benefit of loss carryforwards	$628	$527
Liabilities currently not deductible for tax	263	219
Tax credit carryforwards	35	73
Unrealized loss on cash flow hedges and retirement liabilities	48	51

	974	870
Valuation allowance against tax benefit of loss carryforwards	(504)	(454)
Other valuation allowance	(45)	(103)

	425	313

Liabilities
Tax depreciation in excess of book depreciation	199	135
Other assets book value in excess of tax value	77	20
Unrealized gain on cash flow hedges and retirement liabilities	19	8
Other	30	—

	325	163

Net deferred tax assets	$100	$150

The net deferred tax assets are presented on the consolidated balance sheet in the following categories:

	2012	2011

Current deferred tax assets	$170	$206
Current deferred tax liabilities	(19)	(44)
Long-term deferred tax assets	90	69
Long-term deferred tax liabilities	(141)	(81)

	$100	$150

[f]	Income taxes paid in cash (net of refunds) were $347 million for the year ended December 31, 2012 [2011 – $304 million; 2010 – $(6) million].

[g]	As at December 31, 2012, the Company had domestic and foreign operating loss carryforwards of $2.08 billion and tax credit carryforwards of $35 million. Approximately $1.11 billion of the operating losses can be carried forward indefinitely. The remaining operating losses and tax credit carryforwards expire between 2013 and 2032.

[h]	As at December 31, 2012 and 2011, the Company’s gross unrecognized tax benefits were $279 million and $252 million, respectively [excluding interest and penalties], of which $240 million and $222 million, respectively, if recognized, would affect the Company’s effective tax rate. The gross unrecognized tax benefits differ from the amount that would affect the Company’s effective tax rate due primarily to the impact of the valuation allowance on deferred tax assets. A summary of the changes in gross unrecognized tax benefits is as follows:

	2012	2011

Balance, beginning of year	$252	$257
Additions based on tax positions related to current year	68	14
(Reductions)/additions based on tax positions of prior years	(31)	13
Settlements	(10)	(12)
Statute expirations	(5)	(16)
Foreign currency translation	5	(4)

	$279	$252

The Company recognizes interest and penalties with respect to unrecognized tax benefits as income tax expense. As at December 31, 2012 and 2011, the Company has recorded interest and penalties, on the unrecognized tax benefits, of $49 million and $42 million, respectively. During the year ended December 31, 2012, the Company recorded a tax expense related to changes in its reserves for interest and penalties of $7 million.

The Company operates in multiple jurisdictions throughout the world, and its tax returns are periodically audited or subject to review by both domestic and foreign tax authorities. During the next twelve months, it is reasonably possible that, as a result of audit settlements, the conclusion of current examinations and the expiration of the statute of limitations in several jurisdictions, the Company may decrease the amount of its gross unrecognized tax benefits [including interest and penalties] by approximately $155 million, of which $140 million, if recognized, would affect its effective tax rate.

The Company considers its significant tax jurisdictions to include Canada, the United States, Austria, Germany and Mexico. The Company remains subject to income tax examination in Germany for years after 2002, Canada for years after 2004, Austria for years after 2005, Mexico for years after 2006, and in the U.S. federal jurisdiction for years after 2007.